UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2004
____________________

TIAA REAL ESTATE ACCOUNT

(Exact Name of Registrant as Specified in Its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-13477, 333-22809, 333-59778, and 333-83964
(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 3, 2004, Teachers Insurance and Annuity Association of America (TIAA) and TIAA Real Estate Account, a separate account of TIAA, announced the resignation of Mr. William H. Waltrip, a member of TIAA’s Board of Trustees. The effective date of Mr. Waltrip’s resignation was November 30, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the resignation as well as certain other related matters.

ITEM 9.01	Financial Statement and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

DATE: December 3, 2004	By:	/s/	George W. Madison

George W. Madison
ExecutiveVice President and General Counsel